UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  November 25, 2002


                      MORGAN STANLEY DEAN WITTER CREDIT CORP
             HELOC Asset Backed Notes, Series 2002-1 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of           333-65702-03       N/A
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)




       c/o Wells Fargo Bank Minnesota, NA
       9062 Old Annapolis Road
       Columbia, MD                                        21045
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On November 25, 2002 a distribution was made to holders of MORGAN STANLEY DEAN WITTER CREDIT CORP, HELOC Asset Backed Notes, Series 2002-1 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1 Monthly report distributed to holders of HELOC Asset Backed Notes, Series 2002-1
                                               Trust, relating to the November
                                               25, 2002 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MORGAN STANLEY DEAN WITTER CREDIT CORP
                 HELOC Asset Backed Notes, Series 2002-1 Trust

             By:    Wells Fargo Bank Minnesota, N.A. as Indenture Trustee
             By:   /s/   Beth Belfield, Assistant Vice President
             By:    Beth Belfield, Assistant Vice President

             Date:   12/4/02
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of HELOC Asset Backed Notes, Series 2002-1 Trust, relating to the November 25, 2002 distribution.





Morgan Stanley Dean Witter Credit Corp HELOC Trust
Mortgage Pass-Through Certificates



Record Date:            10/31/02
Distribution Date:      11/25/02


MSDWCC  Series: 2002-1

Contact: Customer Service - CTSLink
         Wells Fargo Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660





                                             Certificateholder Distribution Summary

                         Certificate      Certificate         Beginning
                            Class        Pass-Through       Certificate        Interest       Principal
Class           CUSIP    Description             Rate           Balance    Distribution    Distribution

    Note       62474BAA0         SEN          2.18000%    470,585,200.50      883,393.00    5,054,434.78
    Cert       MSH02CERT         SUB          0.00000%     11,993,129.11       45,499.37      106,602.39
     OC                           OC          0.00000%      1,648,279.42            0.00            0.00
Totals                                                    484,226,609.03      928,892.37    5,161,037.17

                                       Certificateholder Distribution Summary (continued)

                           Current                 Ending                                         Cumulative
                          Realized            Certificate                    Total                  Realized
Class                         Loss                Balance             Distribution                    Losses

Note                           0.00         465,530,765.72             5,937,827.78                      0.00
Cert                           0.00          11,886,526.72               152,101.76                      0.00
OC                             0.00           2,505,209.32                     0.00                      0.00
Totals                         0.00         479,922,501.76             6,089,929.54                      0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original          Beginning          Scheduled     Unscheduled
                             Face        Certificate          Principal       Principal                       Realized
Class                      Amount            Balance       Distribution    Distribution      Accretion        Loss (1)

Note                472,233,000.00     470,585,200.50               0.00    5,054,434.78           0.00            0.00
Cert                          0.00      11,993,129.11               0.00      106,602.39           0.00            0.00
OC                          479.92       1,648,279.42               0.00            0.00           0.00            0.00
Totals              472,233,479.92     484,226,609.03               0.00    5,161,037.17           0.00            0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                                           Principal Distribution Statement (continued)

                                     Total                Ending               Ending             Total
                                 Principal           Certificate          Certificate         Principal
 Class                           Reduction               Balance           Percentage      Distribution

 Note                          5,054,434.78        465,530,765.72           0.98580736      5,054,434.78
 Cert                            106,602.39         11,886,526.72           0.00000000        106,602.39
 OC                                    0.00          2,505,209.32       5,220.05609268              0.00
 Totals                        5,161,037.17        479,922,501.76           1.01628225      5,161,037.17



                                              Principal Distribution Factors Statement

                           Original           Beginning          Scheduled         Unscheduled
                               Face         Certificate          Principal           Principal
Class (2)                    Amount             Balance       Distribution        Distribution         Accretion


Note                  472,233,000.00        996.51062188         0.00000000         10.70326466        0.00000000
Cert                            0.00          0.00000000         0.00000000          0.00000000        0.00000000
OC                            479.92    3434487.87297883         0.00000000          0.00000000        0.00000000

(2) All classes are per $1,000 denomination.

                                      Principal Distribution Factors Statement (continued)

                                                Total                 Ending               Ending              Total
                         Realized           Principal            Certificate          Certificate          Principal
Class                    Loss (3)           Reduction                Balance           Percentage       Distribution

Note                    0.00000000         10.70326466            985.80735722          0.98580736        10.70326466
Cert                    0.00000000          0.00000000              0.00000000          0.00000000         0.00000000
OC                      0.00000000          0.00000000      5,220,056.09268211       5220.05609268         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.

                                                 Interest Distribution Statement

                                                          Beginning                        Payment of
                      Original          Current        Certificate/            Current         Unpaid          Current
                          Face      Certificate            Notional            Accrued       Interest         Interest
Class                   Amount             Rate             Balance           Interest      Shortfall        Shortfall

Note              472,233,000.00        2.18000%     470,585,200.50          883,393.00           0.00             0.00
Cert                        0.00        0.00000%      11,993,129.11                0.00           0.00             0.00
OC                        479.92        0.00000%       1,648,279.42                0.00           0.00             0.00
Totals            472,233,479.92                                             883,393.00           0.00             0.00

                                            Interest Distribution Statement (continued)

                                                                                      Remaining         Ending
                          Non-Supported                             Total             Unpaid            Certificate/
                           Interest           Realized            Interest            Interest          Notional
 Class                    Shortfall           Losses (4)        Distribution          Shortfall         Balance


 Note                           0.00                0.00           883,393.00                0.00     465,530,765.72
 Cert                           0.00                0.00            45,499.37                0.00      11,886,526.72
 OC                             0.00                0.00                 0.00                0.00       2,505,209.32
 Totals                         0.00                0.00           928,892.37                0.00

 (4) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.
     Please Refer to the Prospectus Supplement for a Full Description.


                                            Interest Distribution Factors Statement

                                                           Beginning                               Payment of
                       Original            Current         Certificate/         Current            Unpaid           Current
                       Face                Certificate     Notional             Accrued            Interest         Interest
Class (5)              Amount              Rate            Balance              Interest           Shortfall        Shortfall


Note                472,233,000.00        2.18000%         996.51062188        1.87067189        0.00000000        0.00000000
Cert                          0.00        0.00000%           0.00000000        0.00000000        0.00000000        0.00000000
OC                          479.92        0.00000%     3434487.87297883        0.00000000        0.00000000        0.00000000

(5) All Classes are per $1,000 denomination.



                                       Interest Distribution Factors Statement (continued)

                                                                                Remaining               Ending
                   Non-Supported                                 Total             Unpaid         Certificate/
                        Interest          Realized            Interest           Interest             Notional
Class                  Shortfall        Losses (6)        Distribution          Shortfall              Balance


Note                  0.00000000        0.00000000         1.87067189          0.00000000          985.80735722
Cert                  0.00000000        0.00000000         0.00000000          0.00000000            0.00000000
OC                    0.00000000        0.00000000         0.00000000          0.00000000      5220056.09268211

(6) Amount Does Not Include Excess Special Hazard, Bankrupcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.



                                             CERTIFICATEHOLDER ACCOUNT STATEMENT

                                                      CERTIFICATE ACCOUNT

Beginning Balance                                                                                        0.00
Deposits
    Payments of Interest and Principal                                                           6,343,291.64
    Liquidations, Insurance Proceeds, Reserve Funds                                                      0.00
    Proceeds from Repurchased Loans                                                                      0.00
    Other Amounts (Servicer Advances)                                                                    0.00
    Realized Losses                                                                                      0.00
    Prepayment Penalties                                                                                 0.00
Total Deposits                                                                                   6,343,291.64

Withdrawals
    Reimbursement for Servicer Advances                                                                  0.00
    Payment of Service Fee                                                                         253,362.10
    Payment of Interest and Principal                                                            6,089,929.54
Total Withdrawals (Pool Distribution Amount)                                                     6,343,291.64


Ending Balance                                                                                           0.00



                                            PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                          0.00

Servicing Fee Support                                                                                    0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                  0.00



                                                         SERVICING FEES


Gross Servicing Fee                                                                                202,132.04
Credit Enhancer Premium                                                                             50,980.06
Owner Trustee Fee                                                                                      250.00
Supported Prepayment/Curtailment Interest Shortfall                                                      0.00
Net Servicing Fee                                                                                  253,362.10



                                                         OTHER ACCOUNTS

                                                Beginning           Current           Current           Ending
Account Type                                      Balance       Withdrawals          Deposits          Balance


Financial Guaranty                                    0.00              0.00        787,605.27             0.00

                                                     LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                                        DELINQUENCY STATUS

         DELINQUENT             BANKRUPTCY             FORECLOSURE            REO                    Total


          No of Loans           No of Loans            No of Loans            No of Loans            No of Loans
          Principal Balance     Principal Balance      Principal Balance      Principal Balance      Principal Balance
0-29 Days                       0                      0                      0                      0
                                0.00                   0.00                   0.00                   0.00

30 Days   10                    4                      1                      0                      15
          879,014.95            559,364.86             29,245.55              0.00                   1,467,625.36

60 Days   4                     0                      0                      0                      4
          116,343.68            0.00                   0.00                   0.00                   116,343.68

90 Days   2                     0                      0                      0                      2
          78,550.55             0.00                   0.00                   0.00                   78,550.55

120 Days  0                     0                      0                      0                      0
          0.00                  0.00                   0.00                   0.00                   0.00

150 Days  0                     0                      0                      0                      0
          0.00                  0.00                   0.00                   0.00                   0.00

180+ Days 0                     0                      0                      0                      0
          0.00                  0.00                   0.00                   0.00                   0.00

Totals    16                    4                      1                      0                      21
          1,073,909.18          559,364.86             29,245.55              0.00                   1,662,519.59


          No of Loans           No of Loans            No of Loans            No of Loans            No of Loans
          Principal Balance     Principal Balance      Principal Balance      Principal Balance      Principal Balance
0-29 Days                       0.000000%              0.000000%              0.000000%              0.000000%
                                0.000000%              0.000000%              0.000000%              0.000000%

30 Days   0.142066%             0.056826%              0.014207%              0.000000%              0.213098%
          0.183158%             0.116553%              0.006094%              0.000000%              0.305805%

60 Days   0.056826%             0.000000%              0.000000%              0.000000%              0.056826%
          0.024242%             0.000000%              0.000000%              0.000000%              0.024242%

90 Days   0.028413%             0.000000%              0.000000%              0.000000%              0.028413%
          0.016367%             0.000000%              0.000000%              0.000000%              0.016367%

120 Days  0.000000%             0.000000%              0.000000%              0.000000%              0.000000%
          0.000000%             0.000000%              0.000000%              0.000000%              0.000000%

150 Days  0.000000%             0.000000%              0.000000%              0.000000%              0.000000%
          0.000000%             0.000000%              0.000000%              0.000000%              0.000000%

180+ Days 0.000000%             0.000000%              0.000000%              0.000000%              0.000000%
          0.000000%             0.000000%              0.000000%              0.000000%              0.000000%

Totals    0.227305%             0.056826%              0.014207%              0.000000%              0.298338%
          0.223767%             0.116553%              0.006094%              0.000000%              0.346414%


                                                       OTHER INFORMATION

Current Period Class A Insufficient Funds                                                            0.00
Principal Balance of Contaminated Properties                                                         0.00
Periodic Advance                                                                                     0.00



                               COLLATERAL STATEMENT
 Collateral Description                                         Fixed & Mixed ARM

 Weighted Average Gross Coupon                                          5.053463%
 Weighted Average Net Coupon                                            4.552544%
 Weighted Average Pass-Through Rate                                     4.425586%
 Weighted Average Maturity(Stepdown Calculation )                               0
 Beginning Scheduled Collateral Loan Count                                  7,278
 Number Of Loans Paid In Full                                                 239
 Ending Scheduled Collateral Loan Count                                     7,039
 Beginning Scheduled Collateral Balance                            484,226,609.03
 Ending Scheduled Collateral Balance                               479,922,501.76
 Ending Actual Collateral Balance at 31-Oct-2002                   479,922,501.76
 Monthly P&I Constant                                                        0.00
 Special Servicing Fee                                                       0.00
 Prepayment Penalties                                                        0.00
 Realized Loss Amount                                                        0.00
 Cumulative Realized Loss                                                    0.00

 Principal Collections                                          $4,304,107.27
 Interest Collections                                           $1,837,052.33
 Investor P & I  Collections                                    $5,989,057.84
 Substitute Adjustment Amount                                           $0.00
 Current Period Additional Balances                            $21,442,255.43
 Credit Enhancement Draw Amount                                         $0.00
 Aggregate Unreimbursed Credit Enhancement                              $0.00
 Sum of the Three Largest Loan Balances                         $8,164,711.97
 Required Overcollateralization Amount                          $7,098,124.78